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                                                                    EXHIBIT 23.2

                       CONSENT OF FISH & RICHARDSON P.C.

      We hereby consent to the reference to our name under the caption "Experts" in the Prospectus included in the Amendment No.1 to Registration Statement on Form S-3 (Registration No. 333-32684) of Thoratec Laboratories Corporation.

Dated April 11, 2000                      FISH & RICHARDSON P.C.

                                          /s/ FISH & RICHARDSON
                                          -------------------------------------
                                          Fish & Richardson P.C.